PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Government Securities Fixed Income Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus"), and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2012, as supplemented to date

June 5, 2013

Dear Investor,

The purpose of this supplement is to update certain information regarding the following series of PACE Select Advisors Trust (the "Trust"): PACE Government Securities Fixed Income Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments and PACE Alternative Strategies Investments (each a "fund" and together the "funds").

First, this supplement updates information regarding the portfolio management team for Pacific Investment Management Company, LLC ("PIMCO"), the investment advisor to PACE Government Securities Fixed Income Investments. Effective immediately, Daniel Hyman and Michael Cudzil have replaced Scott Simon as portfolio managers for the fund. These changes are described in greater detail in Section I of this supplement, below.

Second, this supplement updates information regarding the investment advisory arrangements for PACE Large Co Value Equity Investments. At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board has appointed Robeco Investment Management, Inc. ("Robeco") to serve as a new, additional investment advisor to the fund. Robeco assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective on May 29, 2013. In addition, at the recommendation of UBS Global AM, the Trust's Board has terminated Westwood Management Corp. ("Westwood") as investment advisor to the fund, effective as of the close of business on May 28, 2013. Institutional Capital LLC and Pzena Investment Management, LLC ("Pzena"), the fund's other investment advisors, will continue to serve as the fund's investment advisors. Furthermore, this supplement updates information related to the portfolio management team for Pzena. Effective immediately, Benjamin Silver has been added as an additional portfolio manager for the fund. These changes are described in greater detail in Section II of this supplement, below.

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Third, this supplement provides information regarding the restructuring of Delaware Management Company ("DMC") and Delaware Management Business Trust ("DMBT"), the Delaware statutory trust of which it is a series. Prior to May 28, 2013, DMC served as an investment advisor to PACE Large Co Growth Equity Investments. DMBT has restructured its operations by creating a new series, Delaware Investments Fund Advisers ("DIFA"), which now provides investment sub-advisory services to the fund. This "assignment and assumption" of the existing Sub-Advisory Agreement between DMC and UBS Global AM was approved by the Trust's Board. As a result of DMBT's restructuring and DIFA's assumption of these investment advisory responsibilities, there is not expected to be any changes to the portfolio management services provided to the fund, or the personnel that provide them. This change is described in greater detail in Section III of this supplement, below.

Finally, this supplement updates information regarding the principal investment strategies of and secondary benchmarks used by PACE Alternative Strategies Investments and ownership of an investment advisor to the fund. More specifically, the fund's principal investment strategy disclosure is being changed to better reflect the fund's flexible investment approach by removing the disclosure about the fund's total rate of return target and adding disclosure about the breadth of the fund's potential investment strategies. Going forward, this fund will be using the MSCI World Free Index (net) and the HFRI Fund of Funds Composite Index as secondary benchmarks for measuring fund performance. UBS Global AM believes that the first index is useful in showing how the fund is performing against a diversified global equity index (an asset class in which the fund invests), while the second index is useful in showing how the fund is performing against a broad measure of hedge fund returns. The fund will no longer be using the U.S. Consumer Price Index as a secondary benchmark. In addition, this supplement updates information related to the ownership of Analytic Investors, LLC ("Analytic Investors"), an investment advisor to the fund. These changes are described in greater detail in Section IV of this supplement, below.

I.  PACE Government Securities Fixed Income Investments

Effective immediately, the Prospectuses and the SAI are hereby revised as follows:

The section captioned "PACE Government Securities Fixed Income Investments Fund summary" and sub-headed "Portfolio manager" on page 7 of the Multi-Class Prospectus and page 10 of the Class P Prospectus is revised by revising the heading to "Portfolio managers" and replacing the bullet point with the following:

•  Daniel Hyman, Executive Vice President and Portfolio Manager, and Michael Cudzil, Executive Vice President and Portfolio Manager, have been portfolio managers of the fund since April 2013.

The section captioned "Management—Investment advisors and portfolio managers" and sub-headed "PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments" on page 119 of the Multi-Class Prospectus and page 114 of the Class P Prospectus is revised by replacing the second paragraph of that section with the following:

Daniel Hyman and Michael Cudzil are jointly and primarily responsible for the day-to-day management of PACE Government Securities Fixed Income Investments. Mr. Hyman is an executive vice president in the Newport Beach office and a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse where he traded agency pass-through securities. He has 10 years of investment experience. Mr. Cudzil is an executive vice president, portfolio manager and mortgage specialist in the Newport Beach office. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura from 2009 to 2012. Mr. Cudzil previously held similar roles at Bank of America from 2005 to 2009 and Lehman Brothers from 2003 to 2005, as well as a senior trading position at Salomon Brothers from 1997 to 2003. He has 15 years of investment experience.

The section captioned "Investment management, administration and principal underwriting arrangements" and sub-headed "PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments" on page 96 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interest held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

The section captioned "Portfolio managers" and sub-headed "PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" beginning on page 144 of the SAI is revised by replacing the first paragraph and the first related table in their entirety with the following:

The portfolio managers for PACE Government Securities Fixed Income Investments are Daniel Hyman and Michael Cudzil. The portfolio manager for PACE Strategic Fixed Income Investments is Saumil H. Parikh. The following tables provide information relating to other accounts managed by Daniel Hyman and Michael Cudzil as of March 31, 2013:

Daniel Hyman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	3	26
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	9
Assets Managed (in millions)	$9,537.72	$6,348.97	$18,229.83
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$3,820.02

Michael Cudzil:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	0	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$1,991.39	$0	$4,278.04
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0.07

The section captioned "Portfolio managers", sub-headed "PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" and further sub-captioned "Potential conflicts of interest" beginning on page 144 of the SAI is revised by replacing the third sentence of the first paragraph of that section in its entirety with the following:

Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds.

The section captioned "Portfolio managers" and sub-headed "PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments—Pacific Investment Management Company LLC" beginning on page 144 of the SAI is revised by replacing the final paragraph of that section in its entirety with the following:

Ownership of fund shares. As of March 31, 2013, Messrs. Hyman and Cudzil did not own shares of PACE Government Securities Fixed Income Investments. As of March 31, 2013, Mr. Parikh did not own shares of PACE Strategic Fixed Income Investments.

II.  PACE Large Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 32 of the Multi-Class Prospectus and page 31 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena") and Robeco Investment Management, Inc. ("Robeco") currently serve as the fund's investment advisors.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Management process" beginning on page 32 of the Multi-Class Prospectus and page 31 of the Class P Prospectus is revised by deleting the third paragraph of that section in its entirety and inserting the following in its place:

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Risk/return bar chart and table" on page 33 of each of the Multi-Class Prospectus and Class P

Prospectus is revised by deleting the sixth and seventh sentences of the first paragraph in its entirety and inserting the following in its place:

ICAP assumed day-to-day management of a portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 27, 2008. Robeco assumed day-to-day management of a separate portion of the fund's assets on May 29, 2013.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Investment manager and advisors" on page 34 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager. ICAP, Pzena and Robeco serve as the fund's investment advisors.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 34 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by deleting the second bullet point of that section in its entirety and inserting the following in its place:

•  Robeco—Mark Donovan, Co-Chief Executive Officer, and David Pyle, Managing Director, have been portfolio managers of the fund since May, 2013.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-headed "Portfolio managers" on page 34 of the Multi-Class Prospectus and page 33 of the Class P Prospectus is revised by adding the following as the final sentence of the third bullet point of that section:

Benjamin S. Silver, Principal, Co-Director of Research, and Portfolio Manager, has been a portfolio manager of the fund since October 2012.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-headed "Management process" beginning on page 79 of the Multi-Class Prospectus and page 78 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena") and Robeco Investment Management, Inc. ("Robeco") currently serve as the fund's investment advisors.

The section captioned "More information about the funds—PACE Large Co Value Equity Investments" and sub-headed "Management process" beginning on page 79 of the Multi-Class Prospectus and page 78 of the Class P Prospectus is revised by deleting the fourth paragraph in its entirety and inserting the following:

In managing its segment of the fund's assets, Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals. In selecting stocks, Robeco begins with a quantitative analysis that ranks the investment universe based on valuation, momentum and other fundamental factors. Then, Robeco applies fundamental analysis to those securities, considering factors such as price-to-book value and price-to-earnings ratios; high return on invested capital; and positive business momentum, as evidenced by improving trends, rising earnings and/or a catalyst for an improved business outlook. This process results in recommendations and price targets for the selected securities. Robeco constructs the portfolio based on these recommendations and applies certain risk controls, such as diversification among industries and sectors. Robeco continuously studies trends in industries and companies, earnings power and growth. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. Robeco seeks to outperform the fund's benchmark in falling markets and to keep pace with the benchmark in rising markets, while protecting capital.

The section captioned "Management" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 116 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena") and Robeco Investment Management, Inc. ("Robeco") serve as investment advisors for PACE Large Co Value Equity Investments.

The section captioned "Management" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 116 of the Class P Prospectus is revised by replacing the third through eighth paragraphs of that section in their entirety with the following:

Robeco is located at, 909 Third Avenue, New York, New York 10022. Robeco is a registered investment adviser and, as of March 31, 2013, it had approximately $32 billion in assets under management.

Robeco uses a team approach in managing its portion of the fund's portfolio. The team is led by Mark Donovan, CFA, and David Pyle, CFA, who are primarily responsible for the day-to-day management of Robeco's portion of the fund's portfolio. Mr. Donovan is a Co-Chief Executive Officer (since July 2008), head of the large cap equity team, and has been a senior portfolio manager at Robeco since 1995. Mr. Pyle is a Managing Director and has been a portfolio manager for the large cap equity team of Robeco since 2004.

Pzena is located at 120 West 45th Street, New York, New York 10036. As of March 31, 2013, Pzena had approximately $19.5 billion in assets under management. Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin S. Silver are primarily responsible for the day-to-day management of the fund. Messrs. DeSpirito, Pzena and Goetz have held their fund responsibilities since May 2008. Mr. Silver has held his fund responsibilities since October 2012.

The section captioned "Management" and sub-headed "PACE Large Co Value Equity Investments" beginning on page 121 of the Multi-Class Prospectus and page 116 of the Class P Prospectus is revised by adding the following as the final paragraph of that section:

Benjamin S. Silver, CFA, CPA—Mr. Silver is a Principal, Co-Director of Research, and Portfolio Manager for Focused Value, Large Cap Focused Value and Small Cap Focused Value. Prior to joining Pzena Investment Management in 2001, Mr. Silver was a Research Analyst at Levitas & Company, a value based equity hedge fund. Mr. Silver was previously employed as a Manager for Ernst & Young LLP in their Financial Services Group from 1991 to 1996. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

The section captioned "The funds and their investment policies" and sub-headed "PACE Large Co Value Equity Investments" on page 10 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena") and Robeco Investment Management, Inc. ("Robeco") currently serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "PACE Large Co Value Equity Investments" on page 98 of the SAI is revised by replacing that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Institutional Capital LLC ("ICAP"), Pzena Investment Management, LLC ("Pzena") and Robeco Investment Management, Inc. ("Robeco"), UBS Global AM (not the fund) pays each of ICAP, Pzena and Robeco a fee based on the fund's average daily net assets that each manages (and in Pzena's case it may receive a maximum fee depending on its assets under management). For the fiscal years ended July 31, 2012, July 31, 2011, and July 31, 2010, UBS Global AM paid or accrued aggregate investment advisory fees to the fund's investment advisor(s) of $3,842,952, $4,068,928 and $3,811,814, respectively, which represented approximately 0.34%, 0.34% and 0.34%, respectively, of the fund's net assets. The accrued investment advisory fees and percentages above reflect the fee schedule(s) in effect during the periods.

ICAP is a wholly-owned subsidiary of NYLIM, a subsidiary of the New York Life Insurance Company. Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996. Robeco is a wholly-owned subsidiary of Robeco Groep N.V. ("Robeco Group"), a Dutch investment management firm headquartered in Rotterdam, the Netherlands. Robeco Group is 100% owned by Rabobank Nederland, a cooperative bank that is owned by a large number of local banks in the Netherlands.

In the section captioned "Proxy voting policies and procedures," the heading "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Westwood Management Corp." on page 124 of the SAI is replaced with the following:

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Robeco Investment Management, Inc.

The section captioned "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Robeco Investment Management, Inc." beginning on page 124 of the SAI is revised by deleting the subsection captioned "Westwood Management Corp." in its entirety and inserting the following in its place:

Robeco Investment Management, Inc. Robeco's Proxy Policy Committee (the "Committee") is responsible for administering and overseeing Robeco Boston Partners' proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the "Guidelines") and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Robeco's proxy voting process.

To assist Robeco in carrying out its responsibilities with respect to proxy activities, it has engaged Institutional Shareholder Services Inc. ("ISS"), a third party corporate governance research service. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Robeco's Guidelines. While Robeco may consider ISS's recommendations on proxy issues, Robeco bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Robeco Votes

Robeco's Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, Robeco primarily focuses on maximizing the economic value of its clients' investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Robeco's objective to support shareholder proposals that it believes promote good corporate citizenship.

Robeco has identified for ISS certain routine issues that enable it to vote in a consistent manner with regard to those proposals. In addition, Robeco has outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on Robeco's behalf. Although Robeco has instructed ISS to vote in accordance with the Guidelines, Robeco retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. Robeco may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Robeco's predetermined Guidelines. Because Robeco votes proxies based on predetermined Guidelines, Robeco believes clients are sufficiently insulated from any actual or perceived conflicts Robeco may encounter between its interests and those of its clients. However, Robeco may deviate from the Guidelines in certain circumstances, or its Guidelines may not address certain proxy voting proposals. If a member of Robeco's research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Guidelines, or if its Guidelines do not address a particular proposal, Robeco will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Robeco's clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the "Questionnaire") along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Robeco will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Robeco believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

In the section captioned "Portfolio managers (for each fund except PACE Money Market Investments)" the heading "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Westwood Management Corp." on page 155 of the SAI is replaced with the following:

PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Robeco Investment Management, Inc.

The section captioned "Portfolio managers (for each fund except PACE Money Market Investments)" and sub-headed "Pzena Investment Management, LLC" beginning on page 156 of the SAI is revised by replacing the first paragraph and the related tables in their entirety with the following:

Antonio DeSpirito, III, Richard S. Pzena, John P. Goetz and Benjamin S. Silver are the portfolio managers responsible for the day-to-day management of the portion of the fund allocated to Pzena. Pzena has held its fund responsibilities since May 27, 2008. The following tables provide information related to other accounts managed by Messrs. DeSpirito, Pzena, Goetz and Silver as of March 31, 2013:

Antonio DeSpirito, III:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	24	115
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	3
Assets Managed (in millions)	$6,328.09	$753.59	$3,787.39
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,932.78	$0	$625.3

Richard S. Pzena:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	7	35	152
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	5
Assets Managed (in millions)	$6,434.38	$775.66	$5,288.24
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,932.78	$0	$676.18

John P. Goetz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	8	21	98
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	3
Assets Managed (in millions)	$7,462.73	$3,019.55	$5,368.23
Assets Managed with Performance-Based Advisory Fees (in millions)	$3,975.57	$206.74	$204.34

Benjamin S. Silver:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	31	126
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$2,456.54	$760.92	$4,854.58
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$634.93

The section captioned "Portfolio managers (for each fund except PACE Money Market Investments)" and sub-headed "Pzena Investment Management, LLC" beginning on page 156 of the SAI is revised by replacing the final paragraph of that section in its entirety with the following:

Ownership of fund shares. As of March 31, 2013, none of the portfolio managers owned shares of the fund.

The section captioned "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC and Robeco Investment Management, Inc." beginning on page 155 of the SAI is revised by deleting the subsection captioned "Westwood Management Corp." in its entirety and inserting the following in its place:

Robeco Investment Management, Inc.

Mark Donovan, CFA, and David Pyle, CFA, are primarily responsible for the day-to-day management of Robeco's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by Mark Donovan and David Pyle as of March 31, 2013.

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	2	135
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	4
Assets Managed (in millions)	$4,474	$2,495	$6,554
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$239

Potential conflicts of interest. Robeco recognizes that conflicts are inherent in any investment advisory business with respect to the management of client accounts. These potential conflicts include, but are not limited to, simultaneous management of different types of accounts, activities with affiliated entities, access to material non-public information, and selective disclosure. In addition, side-by-side management of registered investment companies, hedge funds and separately managed accounts pose particular potential conflicts including differing fee structures, differing investments selected for the various vehicles, inappropriate or unsupported valuations, and inequitable allocation and aggregation trading practices. Robeco has taken each of these potential conflicts into consideration and has developed reasonable policies and procedures designed to monitor and mitigate the conflicts. Additionally, Robeco discloses these potential conflicts to clients in its Form ADV.

Accordingly, Robeco identified the following potential conflicts of interest and the measures it uses to address these matters:

Equitable Treatment of Accounts. Potential conflicts may arise with respect to the side-by-side management of registered investment companies and "investment accounts," which include privately offered funds and separately managed accounts of individuals and institutional investors. Because Robeco manages multiple account types side-by-side, Robeco could be inclined to favor certain accounts over others. In instances where separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client's investment objectives and strategy. In addition, since Robeco's private investment partnerships charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks or to favor those accounts with respect to certain investments such as IPOs. Robeco maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that all client accounts are treated fairly and equitably. The Compliance Department reviews allocations and dispersion regularly, and different accounts within the same strategy are generally precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters. Furthermore, since Robeco charges a performance fee on private investment partnerships, and these partnerships invest in "new issues," Robeco may have a potential conflict of interest in allocating new issues to those accounts. Robeco maintains an IPO Allocation Policy, and the Compliance Department assists in, and/or reviews, the allocation of new issues to ensure that IPOs are allocated among all eligible accounts in an equitable manner.

Utilizing Brokerage to Advantage Robeco. Robeco has established a Trade Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Robeco maintains a Best Execution Policy and a Soft Dollar Policy to assist in monitoring efforts.

Trade Errors. As an asset management firm, Robeco might be inclined to request a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Robeco prohibits correcting a trade error for any quid pro quo and has developed policies and procedures with respect to the proper correction of trade errors.

Cross Trades. If Robeco effects cross transactions between clients, even in situations in which we believe there is no disadvantage to its clients, such transactions may nonetheless create an inherent conflict of interest because Robeco has a duty to obtain the most favorable price for both the selling client and the purchasing client. While Robeco generally does not engage in cross trading, in the event that it does, it has developed comprehensive procedures to ensure the trade is in the best interests of all clients.

Proprietary Trading Opportunities. Employees, through their employment with Robeco, may be in a position to take investment opportunities for themselves or the firm before such opportunities are executed on behalf of clients. Employees have a duty to advance Robeco's client interests before our interests or their personal interests. Robeco has a similar obligation to assure that employees do not "front-run" trades for clients or otherwise favor their own or our accounts. Robeco maintains a comprehensive set of Conduct Codes which includes procedures on ethical conduct and personal trading. Its Policy Statement on Personal Security Transactions include safeguards, including but not limited to preclearance and blackout procedures, to which all employees are subject.

Outside Business Activities. Since Robeco permits employees to engage in outside business activities, there is the potential that such activities will conflict with the employee's duties to the firm and its clients. Robeco requires all employees to disclose any outside employment to the Chief Compliance Officer, who in conjunction with the employee's supervisor and the Director of Human Resources, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with the firm.

Business Gifts and Entertainment. Employees may periodically give or receive gifts from clients. Likewise employees may host a client or be the recipient of entertainment provided by a client. Since such gifts or entertainment may be considered efforts to gain unfair advantage, Robeco maintains a gifts and entertainment policy and has developed a "Q&A" sheet to guide employees regarding certain types of gifts and entertainment. Essentially, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate.

Consulting Relationships. From time-to-time, Robeco may purchase software, educational programs and peer group information from pension consulting firms. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Robeco has established policies and procedures to review products or services received through a consultant relationship.

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Robeco's bonus program, key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria: 1. Individual Contribution: a subjective evaluation of the professional's individual contribution based on the expectations established at the beginning of each year; 2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return; 3. Investment Team Performance: the financial results of the investment group; and 4. Firm-wide Performance: the overall financial performance of Robeco. Robeco retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Ownership of fund shares. As of March 31, 2013, none of the portfolio managers owned shares of the fund.

III.  PACE Large Co Growth Equity Investments

Effective immediately, the Prospectuses and the SAI are hereby revised as follows:

All references to "Delaware Management Company" or "DMC" throughout the Prospectuses and SAI are replaced with "Delaware Investments Fund Advisers" or "DIFA," respectively.

IV.  PACE Alternative Strategies Investments

Effective July 1, 2013, the Prospectuses are hereby revised as follows:

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-headed "Principal investments" beginning on page 62 of the Multi-Class Prospectus and page 60 of the Class P Prospectus is revised by replacing the second and third sentences of the first paragraph of that section with the following:

The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-headed "Principal investments" beginning on page 93 of the Multi-Class Prospectus and page 92 of the Class P Prospectus is revised by replacing the second and third sentences of the first paragraph of that section with the following:

The fund seeks to provide investors a well diversified portfolio intended to provide participation in growing markets over a full market cycle while limiting large losses in more volatile and declining markets. The fund may pursue its investment objective by implementing a broad and diversified array of liquid alternative strategies, including, but not limited to, strategies that are not currently employed by the fund.

Effective immediately, the SAI is hereby revised as follows:

The section captioned "Investment management, administration and principal underwriting arrangements" and sub-headed "PACE Alternative Strategies Investments" beginning on page 100 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

99% of Analytic Investors' Class A interests (its voting/control interests) is owned by Analytic Investors Holdings, LLC, which is an employee-owned entity. Harindra de Silva, Analytic Investors' President, has a majority ownership interest in Analytic Investors Holdings, LLC.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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